UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DTF Tax-Free Income Inc.

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Names of Co-Registrants as Specified In Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (01-07)

DTF TAX-FREE INCOME INC.

and

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

55 East Monroe Street, Suite 3600

Chicago, Illinois 60603

(800) 338-8214

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

MAY 8, 2008

The annual meetings of shareholders of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) will be held jointly at The University Club, 76 East Monroe Street, Chicago, Illinois, on Thursday, May 8, 2008, at 1:00 p.m., Central Daylight Time, to:

1.	Elect four directors of DTF, three of whom will be elected by the holders of DTF’s common stock and preferred stock voting together as a single class, and one of whom will be elected by the holders of DTF’s preferred stock voting as a separate class;

2.	Elect four directors of DUC, three of whom will be elected by the holders of DUC’s common stock and preferred stock voting together as a single class, and one of whom will be elected by the holders of DUC’s preferred stock voting as a separate class; and

3.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 1, 2008 are entitled to vote at the meeting.

For the Boards of Directors

    of DTF and DUC,

T. BROOKS BEITTEL, Secretary

April 9, 2008

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUNDS WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

JOINT PROXY STATEMENT

The boards of directors of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) are soliciting proxies from the DTF and DUC shareholders for use at the joint annual meeting of shareholders to be held on May 8, 2008 and at any adjournment or postponement of that meeting. DTF and DUC sometimes are each referred to herein individually as a “Fund” and collectively as the “Funds.” A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

Shareholders of the Funds of record at the close of business on April 1, 2008 are entitled to notice of and to participate in the meeting. DTF had 8,507,456 shares of common stock and 1,300 shares of preferred stock outstanding on the record date. DUC had 27,076,161 shares of common stock and 7,600 shares of preferred stock outstanding on the record date. Each share of common or preferred stock outstanding on the record date entitles the holder thereof to one vote (with no cumulative voting permitted).

This proxy statement is first being mailed on or about April 9, 2008. The Funds will bear the cost of the joint annual meeting and this proxy solicitation.

The meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The boards of directors of the Funds have determined that the use of a joint proxy statement for the meeting is in the best interest of the shareholders of each Fund. In the event that any shareholder of a Fund present at the meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund’s meeting to a time immediately after the meeting, so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

Summary of Proposals to be Voted Upon

Proposal	Affected Fund	Classes of Shares Entitled to Vote
1. Election of DTF directors	DTF	DTF common stock and DTF preferred stock
2. Election of DUC directors	DUC	DUC common stock and DUC preferred stock

The annual reports to shareholders of each Fund, which include financial statements of each Fund as of its 2007 fiscal year end, have previously been mailed to shareholders. Each Fund will furnish, without charge, a copy of such reports to shareholders who request them by contacting Princeton Administrators, LLC, the administrator of the Funds, by phone at (800) 543-6217 or by mail at P.O. Box 9095, Princeton, NJ 08543-9095.

1. ELECTION OF DTF DIRECTORS

AND

2. ELECTION OF DUC DIRECTORS

The board of directors of each Fund is responsible for the overall management and operations of that Fund. As of the date of this Joint Proxy Statement, the board of directors of each of DTF and DUC is comprised of the same eight directors. Directors of each Fund are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxies intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxies will have the right to vote for a substitute.

The board of directors of each of the Funds, including all of the independent directors, unanimously recommends a vote “FOR” the election of the nominees for director named below.

A. Nominees for DTF Directors

At the meeting, Geraldine M. McNamara, Christian H. Poindexter and Carl F. Pollard are to be considered for election to serve as Class I directors of DTF until the annual meeting of shareholders in 2011 or until their respective successors are elected and qualified, and Francis E. Jeffries is to be considered for election to serve as a Class II director of DTF until the annual meeting of shareholders in 2009 or until his successor is elected and qualified.

With respect to the election of Ms. McNamara, Mr. Jeffries and Mr. Poindexter, a plurality of votes cast at the meeting by the holders of DTF common stock and DTF preferred stock, voting together as a single class, is required for election. With respect to the election of Mr. Pollard, a plurality of votes cast at the meeting by the holders of DTF preferred stock, voting as a separate class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Assuming each of the DTF nominees is elected at the meeting, the terms of each class of the DTF board of directors will expire at the annual meetings of shareholders of DTF in the years indicated in the table below:

Class I Directors

Geraldine M. McNamara – 2011

Christian H. Poindexter – 2011

Carl F. Pollard – 2011

Class II Directors

Francis E. Jeffries – 2009

Nancy Lampton – 2009

David J. Vitale – 2009

Class III Directors

Philip R. McLoughlin – 2010

Eileen A. Moran – 2010

Nathan I. Partain – 2010

B. Nominees for DUC Directors

At the meeting, Geraldine M. McNamara, Christian H. Poindexter and Carl F. Pollard are to be considered for election to serve as Class III directors of DUC until the annual meeting of shareholders in 2011 or until their respective successors are elected and qualified, and Francis E. Jeffries is to be considered for election to serve as a Class I director of DUC until the annual meeting of shareholders in 2009 or until his successor is elected and qualified.

With respect to the election of Ms. McNamara, Mr. Jeffries and Mr. Poindexter, a plurality of votes cast at the meeting by the holders of DUC common stock and DUC preferred stock, voting together as a single class, is required for election. With respect to the election of Mr. Pollard, a plurality of votes cast at the meeting by the holders of DUC preferred stock, voting as a separate class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Assuming each of the DUC nominees is elected at the meeting, the terms of each class of the DUC board of directors will expire at the annual meetings of shareholders of DUC in the years indicated in the table below:

Class I Directors

Francis E. Jeffries – 2009

Nancy Lampton – 2009

David J. Vitale – 2009

Class II Directors

Philip R. McLoughlin – 2010

Eileen A. Moran – 2010

Nathan I. Partain – 2010

Class III Directors

Geraldine M. McNamara – 2011

Christian H. Poindexter – 2011

Carl F. Pollard – 2011

Biographical Information

Set forth below are the names and certain biographical information about the directors, director nominees and officers of the Funds. All of the directors are elected by the holders of each Fund’s common stock and preferred stock, voting as a single class, except for Mr. Pollard and Ms. Lampton, who are elected (or nominated to be elected) by the holders of each Fund’s preferred stock, voting as a separate class. Except for Mr. McLoughlin and Mr. Partain, all of the directors and nominees are classified as independent directors or director nominees because none of them are “interested persons” of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Mr. McLoughlin is an “interested person” of the Funds because his participation in certain pension plans maintained by PXP and its affiliates may be deemed to constitute a material business relationship with PXP within the meaning of section 2(a)(19) of the 1940 Act. Mr. Partain is an “interested person” of the Funds by reason of his position as President and Chief Executive

Officer of the Funds and President, Chief Investment Officer and an employee of Duff & Phelps Investment Management Co. (the “Adviser”). The term “Fund Complex” refers to the Funds and all other investment companies advised by the Adviser’s intermediate parent company, Phoenix Investment Partners, Ltd. (“PXP”), and its affiliates.

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director

Nominees—Independent Directors

Francis E. Jeffries(1) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 77	Director and Chairman of the Board	Nominee for a DTF and DUC term expiring in 2009; DTF Director since 1991; DUC Director since 1992	Chairman of the Board of DTF since September 1991 and DUC since November 1992 (President of DTF and DUC, January 2000-February 2004); Chairman of the Board of DNP since May 2005 (Vice Chairman, April 2004-May 2005); Chairman of the Board of PXP, November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of the Adviser, 1988-1993	58

Geraldine M. McNamara(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 56	Director	Nominee for a DTF and DUC term expiring in 2011; Director of DTF and DUC since 2003	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	57

Christian H. Poindexter c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 69		Nominee for a DTF and DUC term expiring in 2011	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	3	Director, The Baltimore Life Insurance Company; Chairman Investment Committee, U.S. Naval Academy Foundation

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director
Carl F. Pollard(2)(3)(4) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 69	Director	Nominee for a DTF and DUC term expiring in 2011; DTF and DUC Director since 2006	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March-August 1993; President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

Continuing Directors—Independent Directors

Nancy Lampton(2)(3)(5) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 65	Director and Vice Chairman of the Board	DTF and DUC term expires 2009; Director of DTF and DUC since 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs); Vice Chairman of DNP Board since February 2006

Eileen A. Moran(1)(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 53	Director	DTF and DUC term expires 2010; DTF and DUC Director since 1996	Senior Vice President for Strategic Initiatives, PSEG Services Corporation since January 2008; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	3

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director
David J. Vitale(1)(2)(3) c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 61	Director	DTF and DUC term expires 2009; Director of DTF and DUC since 2005	Senior Advisor to the CEO, Chicago Public Schools since April 2007; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; Private investor November 2002-April 2003; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Retired executive 1999-2001; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Continuing Directors—Interested Directors

Philip R. McLoughlin c/o Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 61	Director	DTF and DUC term expires 2010; DTF and DUC Director since 1996	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Consultant to PXP, 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002); Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 1989-2002	65	Director, Argo Group International Holdings, Ltd. (insurance holding company) and The World Trust Fund (closed-end fund)

Name, Address and Age	Positions Held with Funds	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director or Nominee for Director	Other Directorships Held by the Director or Nominee for Director
Nathan I. Partain Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 51	Director, President and Chief Executive Officer	DTF and DUC term expires 2010; President and Chief Executive Officer of DTF and DUC since February 2004; Director since 2007	President and Chief Executive Officer of DTF and DUC since February 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP Select Income Fund Inc. (“DNP”) since February 2001 (Chief Investment Officer since January 1998; Executive Vice President, April 1998-February 2001; Senior Vice President January 1997-April 1998); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

(1)	Member of the executive committee of each Fund’s board of directors, which has authority, with certain exceptions, to exercise the powers of the board of directors between board meetings.

(2)

Member of the audit committee of each Fund’s board of directors, which is responsible for supervision of the Fund’s independent auditors, the annual review of the Fund’s investment advisory agreements and any other matters requiring the approval of the directors who are not “interested persons” of the Fund pursuant to the 1940 Act.

(3)	Member of the nominating and governance committee of each Fund’s board of directors, which is responsible primarily for nominating directors and for monitoring corporate governance matters.

(4)	Mr. Pollard has been nominated to be elected to his position on the DTF and DUC boards by the holders of each Fund’s preferred stock, voting as a separate class.

(5)

Ms. Lampton was elected to her position on the DTF board by the holders of DTF’s preferred stock, voting as a separate class, and was designated by the DUC board to represent the holders of DUC’s preferred stock after the issuance of that stock.

Each Fund’s board of directors met four times during each Fund’s respective 2007 fiscal year. The audit committee of DUC met twice and the audit committee of DTF met three times during each Fund’s respective 2007 fiscal year. Each Fund’s nominating and governance committee met twice during each Fund’s respective 2007 fiscal year. The executive committee of DUC met twice and the executive committee of DTF did not meet during each Fund’s respective 2007 fiscal year. Each director attended at least 75% in the aggregate of the meetings of each board and each committee on which he or she served (during the period that he or she served).

Officers of the Funds

The officers of the Funds are elected at the annual meeting of the boards of directors of the Funds. The officers receive no compensation from the Funds, but are also officers of the Adviser or one of its affiliates and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Funds, is provided above under the caption “Continuing Directors—Interested Directors.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Heaney Phoenix Investment Partners, Ltd. 56 Prospect Street Hartford, CT 06115 Age 43	Chief Investment Officer of DTF since 2004 (Vice President since 1997; Portfolio Manager 1997-2004)	Senior Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. since 2006 (Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. 1997- 2006; Director, Fixed Income Research 1996-1997; Investment Analyst 1995-1996)

Daniel J. Petrisko Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 47	Chief Investment Officer of DUC since 2004; (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

T. Brooks Beittel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 57	Secretary of DTF and DUC since 2005	Senior Vice President of the Adviser since 1993 (Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002)

Alan M. Meder Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 48	Treasurer of DTF and DUC since 2000; Principal Financial and Accounting Officer and Assistant Secretary of DTF and DUC since 2002	Senior Vice President of the Adviser since 1994

Joyce B. Riegel Duff & Phelps Investment Management Co. 55 East Monroe Street Suite 3600 Chicago, IL 60603 Age 53	Chief Compliance Officer of DUC and DTF since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Chief Compliance Officer of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

Lisa H. Leonard Phoenix Investment Partners, Ltd. 56 Prospect Street Hartford, CT 06115 Age 44	Vice President of DTF since 2006	Vice President of the Adviser since 2006; Director, Fixed Income Research, Phoenix Investment Counsel, Inc. since 1998 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993)

Ownership of Equity Securities

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of December 31, 2007, (i) in DTF, (ii) in DUC and (iii) on an aggregate basis, in the family of investment companies consisting of DTF, DUC and DNP, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers.

	Dollar Range of Equity Securities Owned in		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Name of Director or Nominee	DTF	DUC
Independent Directors and Nominee
Francis E. Jeffries	Over $100,000	Over $100,000	Over $100,000
Nancy Lampton	$10,001–$50,000	$10,001–$50,000	Over $100,000
Geraldine M. McNamara	None	$10,001–$50,000	$10,001–$50,000
Eileen A. Moran	$50,001–$100,000	$50,001–$100,000	Over $100,000
Christian H. Poindexter(1)	None	None	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000	Over $100,000
David J. Vitale	None	None	$50,001–$100,000

Interested Directors
Philip R. McLoughlin	$1–$10,000	$1–$10,000	$1–$10,000
Nathan I. Partain	$50,001–$100,000	$10,001–$50,000	Over $100,000

(1)	As a result of subsequent purchases, Mr. Poindexter currently owns equity securities in each of DTF and DUC in the dollar range of $50,001–$100,000.

Based on information provided to the Funds, including information furnished by the Funds’ service providers, as of December 31, 2007, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

Compensation of Directors

Each director who is an “affiliated person” of the Adviser (within the meaning of Section 2(a)(3) of the 1940 Act) by reason of being a full-time employee of the Adviser or any of its affiliates receives no compensation from the Funds for acting as a director. Each of the other directors is paid the following amounts for serving as a director: (i) an annual fee of $24,000, representing a combined retainer for directorships held by such person for each of the Funds (which amount is allocated between the Funds, with $16,000 of such annual fee being allocated to DUC and $8,000 of such annual fee being allocated to DTF); (ii) an additional $4,000 to any director who serves as a chairman of a committee of a Fund’s board of directors; (iii) an attendance fee of $1,500 per board meeting; (iv) an attendance fee of $1,500 per committee meeting; and (v) all out-of-pocket expenses incurred by such directors in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $7,500 annual fee from each Fund for serving as chairman of the board of directors. The Funds do not have a pension or retirement plan applicable to directors or officers of the Funds. The table below summarizes the aggregate compensation paid to the directors with respect to each Fund’s fiscal year ending in 2007.

Director Compensation Table

Name of Director	Aggregate Compensation from DTF(1)	Aggregate Compensation from DUC(2)	Total Compensation from Funds and Fund Complex Paid to Directors(3)
Independent Directors
Francis E. Jeffries	$30,576	$39,692	$279,000
Nancy Lampton	25,576	32,192	118,500
Geraldine M. McNamara	23,420	29,080	191,500
Eileen A. Moran	27,420	36,080	63,500
Carl F. Pollard	23,075	28,192	108,100
David J. Vitale	23,075	31,192	108,000

Interested Directors
Philip R. McLoughlin	14,000	20,500	294,500
Nathan I. Partain	0	0	0

(1)

The amounts shown are for DTF’s fiscal year ended October 31, 2007. Prior to January 1, 2007, DTF had a deferred compensation plan for its directors who are not “affiliated persons” of the Adviser or any of its affiliates. No directors deferred any compensation pursuant to DTF’s deferred compensation plan for the fiscal year ended in 2007. During 2005 and 2006, directors participating in the plan had the ability to allocate their deferred DTF compensation among various investment options, one of which was common stock of DTF. Prior to January 1, 2005, all deferred DTF compensation earned a rate of return determined by reference to the return on DTF common stock. The obligation to make payouts to directors with respect to deferred DTF compensation is a general obligation of DTF.

(2)

The amounts shown are for DUC’s fiscal year ended December 31, 2007. Prior to January 1, 2007, DUC had a deferred compensation plan for its directors who are not “affiliated persons” of the Adviser or any of its affiliates. No directors deferred any compensation pursuant to DUC’s deferred compensation plan for the fiscal year ended in 2006. During 2005 and 2006, directors participating in the plan had the ability to allocate their deferred DUC compensation among various investment options, one of which was common stock of DUC. Prior to January 1, 2005, all deferred DUC compensation earned a rate of return determined by reference to the return on DUC common stock. The obligation to make payouts to directors with respect to deferred DUC is a general obligation of DUC.

(3)

The amounts shown reflect the total aggregate compensation received by each director from the Fund Complex for the calendar year ended December 31, 2007. The number of portfolios in the Fund Complex overseen by each director (or to be overseen by each director nominee) is set forth in the biographical information table on pages 4-7 above.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxies, if signed and returned, will give discretionary authority to the persons designated therein to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for each Fund. The address of the Adviser is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, as of December 31, 2007, had approximately $7.3 billion in client accounts under discretionary management. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. The address of PXP is 56 Prospect Street, Hartford, Connecticut 06115. PXP is the investment management subsidiary of The Phoenix Companies, Inc. (“PNX”). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115. On February 7, 2008, PNX announced its intention to spin off PXP to PNX’s shareholders in the third quarter of 2008.

The Administrator. Princeton Administrators, LLC serves as the Funds’ administrator. It is an indirect wholly-owned subsidiary of BlackRock, Inc. Its principal address is 800 Scudders Mill Road, Section 1E, Plainsboro, NJ 08536.

Shareholders. The following table shows shares of stock of each Fund as to which each director, each nominee for director, and all directors and officers of the Funds as a group, had or shared power over voting or disposition at December 31, 2007, in each case based on information provided to the Funds, including information furnished by the Funds’ service providers. All shares shown are common stock. The directors, director nominees and executive officers of the Funds owned no shares of either Fund’s preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock of each Fund held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of each Fund.

	Shares of DTF common stock	Shares of DUC common stock
Francis E. Jeffries(1)	60,096	41,968
Nancy Lampton	1,000	1,000
Philip R. McLoughlin	250	250
Geraldine M. McNamara	0	1,695
Eileen A. Moran	4,461	8,238
Nathan I. Partain(1)(2)	4,518	2,838
Christian H. Poindexter(3)	0	0
Carl F. Pollard	10,000	10,000
David J. Vitale	0	0
Directors and officers as a group (15 persons)(1)(2)	80,579	66,889

(1)

Mr. Jeffries and Mr. Partain disclaim beneficial ownership of 8,000 and 4,518, respectively, of the DTF shares listed and 2,498 and 2,838, respectively, of the DUC shares listed. The directors and officers in the aggregate disclaim beneficial ownership of 12,518 of the DTF shares listed and 5,336 of the DUC shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain has shared power to vote 4,518 of the DTF shares listed and 2,838 of the DUC shares listed. The directors and executive officers in the aggregate had shared power to vote and/or dispose of 4,518, in the aggregate, of the DTF shares and 3,238, in the aggregate, of the DUC shares listed as owned by the directors and executive officers as a group.

(3)	As a result of subsequent purchases, Mr. Poindexter currently owns 4,086 shares of DTF common stock and 5,069 shares of DUC common stock.

At April 9, 2008, no person was known by the Funds to own beneficially 5% or more of the outstanding shares of either Fund (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “1934 Act”)).

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Funds’ officers and directors, and persons who own more than 10% of a registered class of the Funds’ equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish to the Funds a copy of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Funds, or written representations that no Forms 5 were required, the Funds believe that during the most recent fiscal year all Section 16(a) filing requirements applicable to their officers, directors and greater than 10% beneficial owners were complied with.

Report of the Audit Committee. The boards of directors of the Funds have adopted a written charter for their respective audit committees which sets forth the audit committees’ responsibilities. The joint audit committee charter of the Funds, as revised and restated in November 2003, is available on the Funds’ website at www.phoenixinvestments.com/phinv and in print to any shareholder who requests it. Each of the members of each Fund’s audit committee is not an “interested person” of the Funds as defined in the 1940 Act and is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the audited financial statements for each Fund’s fiscal year ended in 2007, the audit committee of each Fund: (1) reviewed and discussed the Fund’s 2007 audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and (4) discussed with the independent registered public accounting firm its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee of each Fund recommended to the board of directors that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC.

The Audit Committee of DTF and DUC

Eileen A. Moran, Chair

Nancy Lampton

Geraldine M. McNamara

Carl F. Pollard

David J. Vitale

Independent Registered Public Accounting Firm. The 1940 Act requires that the Funds’ independent registered public accounting firm (the “Independent Auditor”) be selected by the vote, cast in person, of a majority of the members of the board of directors who are not interested persons of the Funds. In addition, the listing standards of the New York Stock Exchange vest each audit committee, in its capacity as a committee of the board of directors, with responsibility for the appointment, compensation, retention and oversight of the work of the Independent Auditor. In accordance with the foregoing provisions, the firm of Ernst & Young LLP has been selected as Independent Auditor to perform the audit of the financial books and records of each Fund for each Fund’s fiscal year ending in 2008. A representative of Ernst & Young LLP is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Funds for each of the last two fiscal years for professional services rendered by the Independent Auditor.

	DTF		DUC
	Fiscal year ended October 31, 2007	Fiscal year ended October 31, 2006	Fiscal year ended December 31, 2007	Fiscal year ended December 31, 2006
Audit Fees(1)	$44,500	$42,000	$46,600	$74,000
Audit-Related Fees(2)(6)	5,200	3,000	5,200	3,000
Tax Fees(3)(6)	4,600	4,300	4,600	4,300
All Other Fees(4)(6)	0	0	0	0
Aggregate Non-Audit Fees(5)(6)	9,800	7,300	9,800	7,300

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the Funds’ annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements. In 2006, DUC Audit Fees included $30,000 relating to regulatory filings in connection with the Fund’s offering of preferred stock.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under the caption “Audit Fees.” These services included: (i) services related to the performance of periodic agreed-upon procedures relating to the registrant’s leverage, at a cost of $3,000 per Fund in 2006 and $3,200 per fund in 2007; and (ii) in 2007 only, services related to the review of each Fund’s underlying documentation for open tax years in conjunction with FIN 48, at a cost of $2,000 per Fund.

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the Funds’ annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are fees billed by the Independent Auditor for services rendered to the Funds, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to either of the Funds (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Pre-Approval of Audit and Non-Audit Services. The audit committees of the boards of directors of the Funds have adopted a Joint Audit Committee Pre-Approval Policy (attached as Appendix A to this proxy statement) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Funds and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the Funds. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the audit committees because they do not relate directly to the operations and financial reporting of the Funds, the audit committees have nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Nomination of Directors. The boards of directors of the Funds have adopted a written charter for their respective nominating and governance committees which sets forth the committees’ responsibilities. The joint nominating and governance committee charter of the Funds, as adopted in August 2004, is available on the Funds’ website at www.phoenixinvestments.com and in print to any shareholder who requests it. Each of the members of each Fund’s nominating and governance committee is not an “interested person” of the Funds as defined in the 1940 Act and is independent as defined in the listing standards of the New York Stock Exchange.

Each Fund’s nominating and governance committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the committee will take into consideration the needs of the board of directors, the qualifications of the candidate and the interests of shareholders. The committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order for a candidate to be considered by the committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Fund, including the number of shares owned and the length of time of ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Fund and the person’s consent to be named as a director if selected by the committee and nominated by the board of directors; and

•	If requested by the committee, a completed and signed director questionnaire.

The shareholder recommendation and information described above must be sent to the Funds’ Corporate Secretary c/o Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders or, if the meeting date has been changed by more than 30 days, a reasonable amount of time before the meeting.

Each Fund’s nominating and governance committee believes that the minimum qualifications for serving as a director of the Fund are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board of directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The committee also seeks to have the board of directors represent a diversity of backgrounds and experience. Mr. Poindexter was recommended to the Funds’ nominating and governance committees by a number of independent directors of the Funds.

Shareholder Communications with the Board of Directors. The boards of directors of the Funds have considered the following procedures in order to facilitate communications between the boards of directors and the shareholders of the Funds and other interested parties. Shareholders and other interested parties may contact the board of directors or any member of the board of directors by mail. Correspondence should be addressed to the “Board of Directors” or the individual board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the applicable Fund or Funds at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. All communications received will be opened by the Funds’ officers or legal counsel for the sole purpose of determining whether the contents represent a message to one or more of the directors. The officer or the legal counsel will forward promptly to the addressee any contents that relate to the Funds and that are not in the nature of advertising, promotions of a product or service, or patently offensive material. In the case of communications to the board of directors or any committee or group of members of the boards of directors, copies of the communication will be furnished to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Meetings. It is the policy of the Funds that their directors, particularly those subject to election at that meeting, are encouraged to attend annual meetings of shareholders. The 2007 joint annual meeting of shareholders was attended by all of the members of the boards of directors of the Funds who were directors at the time of such meeting.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the 2009 joint annual meeting of shareholders must be received by the Secretary of the Funds no later than December 9, 2008. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Funds may solicit proxies in connection with the 2009 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Funds does not receive notice by February 27, 2009.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by personnel of the Funds personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Funds will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Funds will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Funds may hire a proxy solicitor to assist the Funds in the solicitation of proxies at a cost of approximately $1,500 per Fund.

General. A list of shareholders of each Fund entitled to be present and vote at the joint annual meeting will be available at the offices of the Funds, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

All shareholders are requested to sign, date and mail proxies promptly in the return envelope provided.

April 9, 2008

Appendix A

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on February 18, 2008)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not “interested persons” under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Eileen A. Moran, and to any successor Chairman who is not an “interested person.”

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T), and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

	Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	N/A

2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	N/A

3. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2008 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2007 was $44,500 for DTF and $46,600 for DUC. When the fee is determined in connection with the finalization and signing of the 2008 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

	Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	(3)	(3)	N/A

2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	N/A

4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2008 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2007 was $3,200 for each of DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2008 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

	Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2008 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2007 was $4,600 for each of DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2008 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2008

Dated: February 18, 2008

Range of Fees(1)
Service	DTF	DUC	Affiliates(2)
None	N/A	N/A	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

DTF TAX-FREE INCOME INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DTF Tax-Free Income Inc. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 8, 2008 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed and dated on the reverse side.)

ANNUAL MEETING OF SHAREHOLDERS OF

DTF TAX-FREE INCOME INC.

May 8, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided.i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:			3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

NOMINEE:

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FORALL NOMINEES ☐ FOR ALL EXCEPT(See instructions below)	O Francis E. Jeffries O Geraldine M. McNamara O Christian H. Poindexter	Class II Nominee Class I Nominee Class I Nominee

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

2. Not Applicable to this Fund.

The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 8, 2008.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please not that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy by using the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. These savings can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand when voting.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Please do not mail your Proxy Card if you vote by phone or by Internet.

Please detach at perforation before mailing.

PROXY	DTF TAX-FREE INCOME INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2008
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holders of shares of Preferred Stock of DTF Tax-Free Income Inc. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 8, 2008 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and there at to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, of only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date

YOUR VOTE IS IMPORTANT!

UNLESS YOU ARE VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

FOR
1.	ELECTION OF DIRECTORS			FOR ALL	WITHHOLD ALL	ALL EXCEPT

Class I Nominees

	01. Geraldine M. McNamara	02. Christian H. Poindexter	03. Carl F. Pollard	☐	☐	☐

Class II Nominee

	01. Francis E. Jeffries			☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Not Applicable to this Fund.

3.	Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS - MAY 8, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 8, 2008 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON
OTHER SIDE AND RETURN PROMPTLY IN	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
ENCLOSED ENVELOPE.	P.O. BOX 11326
NEW YORK, N.Y. 10203-0326

(Continued and to be signed and dated on reverse side)

i DETACH PROXY CARD HERE i

Please Vote, Date, and Sign and Return Promptly in Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

1. Not Applicable to this Fund.		3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

2. Authority to vote for the election as Directors, the nominees listed below:

FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ *EXCEPTIONS ☐	The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 8, 2008.

Class III Nominees:	Geraldine M. McNamara and Christian H. Poindexter

Class I Nominee:	Francis E. Jeffries

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

	To change your address, please mark this box.	☐

*Exceptions	To include any comments, please mark this box.	☐

SCAN LINE

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date	Share Owner sign here	Co-Owner sign here

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS – MAY 8, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at The University Club, 76 East Monroe Street, Chicago, Illinois, on May 8, 2008 at 1:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON
OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

i DETACH PROXY CARD HERE i

Please Vote, Date, and Sign and Return Promptly in Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

1. Not Applicable to this Fund.		3. Upon any and all other business which may come before the Annual Meeting or any adjournment thereof.

2. Authority to vote for the election as Directors, the nominees listed below:

FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below	☐ *EXCEPTIONS ☐	The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Annual Meeting to be held on May 8, 2008.

Class III Nominees:	Geraldine M. McNamara, Christian H. Poindexter and Carl F. Pollard

Class I Nominee:	Francis E. Jeffries

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

	To change your address, please mark this box.	☐

*Exceptions	To include any comments, please mark this box.	☐

SCAN LINE

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date	Share Owner sign here	Co-Owner sign here